UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 07, 2025

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on January 28, 2025, Interactive Strength Inc. (the “Company”) issued warrants (the “Warrants”) to purchase up to an aggregate of 67,427 shares (after adjusting the original 674,274 shares to reflect the 1-for-10 reverse stock split effective June 27, 2025 (the “Reverse Stock Split”)) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at an exercise price of $48.20 per share (after adjusting the original exercise price of $4.82 per share to reflect the Reverse Stock Split).

On July 7, 2025, the Company entered into an inducement offer letter agreement (the “Inducement Letter”) with the holder (the “Holder”) of the Warrants. Pursuant to the Inducement Letter, the Holder agreed to exercise part of the Warrants, equal to 18,450 Warrants (the “Partial Warrants”), at an exercise price of $5.42 per share, the Nasdaq Official Closing Price on July 3, 2025 (such reduced exercise price, the “New Exercise Price”). Simultaneously with the execution of the Inducement Letter, the Company received exercise notices from the Holder for the Partial Warrants for 18,450 shares of Common Stock (the “Partial Warrant Shares”).

The shares of Common Stock underlying the Warrants (the “Warrant Shares”) have been registered for resale pursuant to a registration statement on Form S-1 (File No. 333-284788) (the “Registration Statement”). The Registration Statement is currently effective and, upon exercise of the Partial Warrants will be effective for the resale of the Partial Warrant Shares.

The description of the Inducement Letter is set forth in this report and is qualified in its entirety by reference to the full text of the document, which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Inducement Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	July 11, 2025	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)